UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 7, 2019

Water Now, Inc.

(Exact name of registrant as specified in charter)

Texas	000-55825	81-1419236
(State of incorporation)	(Commission File No.)	(IRS Employee Identification No.)

5000 South Freeway, Suite 110, Fort Worth, Texas 76115

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (817) 900-9184

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Section 4 – MatterS Related to Accountants and Financial Statements

Item 4.01	Changes in Registrant’s Certifying Accountant.
(a)	Dismissal of Independent Registered Public Accounting Firm.

On September 7, 2019, Water Now, Inc.  (the “Company”) dismissed Baker Tilly Virchow Krause LLP (“Baker Tilly”) as its independent registered public accounting firm.

The report of independent registered public accounting firm of Baker Tilly, as issued by its predecessor firm Montgomery Coscia Greilich, LLC (“MCG”), regarding the Company’s financial statements for the fiscal years ended December 31, 2018 and 2017 did not contain any adverse opinion, disclaimer of opinion or qualification for audit scope or accounting principles, but the 2018 audit opinion did include an explanatory paragraph regarding the Company’s ability to continue as a going concern.

During the years ended December 31, 2018 and 2017, and during the interim period from the end of the most recently completed fiscal year through September 7, 2019, the date of resignation, there were no disagreements with Baker Tilly or MCG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Baker Tilly or MCG would have caused either of them to make reference to such disagreement in their reports.

The Company provided Baker Tilly with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that Baker Tilly furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter, dated September 16 2019, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K.

(b)	Engagement of New Independent Registered Public Accounting Firm.

On September 7, 2019, with the approval of the Company’s Board of Directors, Turner , Stone & Company, LLP (“Turner Stone”) was engaged as the Company’s independent registered public accounting firm.

Prior to engaging Turner Stone, the Company did not consult with Turner Stone regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by Turner Stone on the Company’s financial statements, and Turner Stone did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01	Financial Statements and Exhibits

(a) Exhibits:

16.1       Letter, dated September 16, 2019, from Baker Tilly Virchow Krause LLP to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Water Now, Inc.

	By:	/s/ David King
David King
Chief Executive Officer

Dated: September 16, 2019